UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

KUSTOM ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6366 College Blvd., Overland Park, KS 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	KUST	The Nasdaq Capital Market LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 22, 2026, Kustom Entertainment, Inc. (the “Company”) filed a Certificate of Change (the “Certificate of Change”) to its Articles of Incorporation, as amended (the “Articles of Incorporation”) adopted by the Company’s Board of Directors (the “Board”) and filed with the Secretary of State of the State of Nevada on April 21, 2026, to effect a reverse stock split at a ratio of one-for-five (1-for-5), such that every five shares of the Company’s common stock, par value $0.001 (the “Common Stock”) issued and outstanding would be converted and exchanged into one (1) share of Common Stock (the “Reverse Stock Split”) and proportionately reduce the number of shares of Common Stock authorized (the “Capital Stock Reduction”). The record date for determining the holders of Common Stock entitled to receive shares of Common Stock following the effectiveness of the Reverse Stock Split was April 7, 2026. The Reverse Stock Split and Capital Stock Reduction became effective on April 22, 2026, and began trading on the Nasdaq Capital Market on a split-adjusted basis at the start of trading on April 22, 2026.

The number of outstanding shares of Common Stock prior to the Reverse Stock Split was 2,633,063 and the number of outstanding shares of Common Stock following the Reverse Stock Split is 526,613 subject to adjustment for the rounding up of fractional shares to the nearest whole share. The new CUSIP number for the Common Stock is 25382T606.

The number of authorized shares of Common Stock prior to the Capital Stock Reduction was 66,666,666. The number of authorized shares of Common Stock following the Capital Stock Reduction is 13,333,333.

The foregoing description of the Certificate of Change does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Change, a copy of which is attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibits 3.1, and which is incorporated by reference herein.

Item 8.01 Other Events

On April 20, 2026, the Company issued a press release announcing the Reverse Stock Split (the “Press Release”). A copy of the Press Release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Exhibit 99.1 attached to this Form 8-K contains, and may implicate, forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Reverse Stock Split, the Capital Stock Reduction, references to the live event production business and its proprietary on-line ticketing platform, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of risks and uncertainties that could significantly affect current plans. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned, including, without limitation, risks and uncertainties related to the Reverse Stock Split, the Capital Stock Reduction, the growth of the live event industry, and there being no guarantee that the trading price of the Company’s Common Stock will be indicate of the Company’s value. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the security laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Change to the Articles of Incorporation of Kustom Entertainment, Inc., effective on April 22, 2026.
99.1	Press Release dated April 20, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026

Kustom Entertainment, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer